EXHIBIT 10.1

Execution Copy

Amendment Agreement

AMENDMENT No. 2 TO THE COLLABORATION AGREEMENT

THIS AMENDMENT NO. 2 TO THE COLLABORATION AGREEMENT (this “Collaboration Amendment” or this “Agreement”), entered into as of January 6, 2018 (the “Execution Date”), is entered into by and between Alnylam Pharmaceuticals, Inc., a corporation organized and existing under the laws of the State of Delaware (“Alnylam”) and Genzyme Corporation, a corporation organized and existing under the laws of the Commonwealth of Massachusetts (“Genzyme”).

RECITALS:

WHEREAS, the Parties entered into that certain Master Collaboration Agreement dated as of January 11, 2014 (the “Original Collaboration Agreement”), as amended by Amendment No. 1 to the Master Collaboration Agreement dated July 1, 2015 (“Amendment No. 1”) (the Original Collaboration Agreement, together with Amendment No. 1 and this Agreement, the “Master Agreement”) pursuant to which, among other things, Alnylam granted Genzyme the exclusive right to Develop and Commercialize ALN-TTR02, ALN-TTRsc, ALN-TTRsc02 (as a back-up to ALN-TTRsc) and ALN-AT3 on a regional basis outside the United States, Canada and western Europe and the further right to co-Develop and co-Commercialize ALN-TTRsc, ALN-TTRsc02 (as a back-up to ALN-TTRsc) and ALN-AT3 with Alnylam in the United States, Canada and western Europe, in each case on the terms and conditions set forth in the Master Agreement and the License Terms attached to the Master Agreement as Appendix A (Regional License Terms), Appendix B (Global License Terms) and Appendix C (Co-Co License Terms) (the Master Agreement, together with the License Terms attached thereto, the “Collaboration Agreement”) (capitalized terms used, but not defined, herein shall have the definition provided in the Collaboration Agreement);

WHEREAS, the Parties desire to amend their respective rights and obligations with respect to certain matters that are the subject of the Collaboration Agreement;

WHEREAS, the Parties have agreed to revised terms and conditions pursuant to which Alnylam will pursue the further Development and Commercialization of ALN-TTR02, ALN-TTRsc and ALN-TTRsc02 and any Back-Up Products (as defined in the Exclusive TTR License) as set forth in that certain Exclusive License Agreement entered into by and between the Parties as of the Execution Date (the “Exclusive TTR License”);

WHEREAS the Parties have agreed to revised terms and conditions pursuant to which Genzyme will pursue the further Development and Commercialization of ALN-AT3 and any Back-Up Products (as defined in the AT3 License Terms) as set forth in that certain ALN-AT3

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Amendment Agreement

Global License Terms entered into by and between the Parties as of the Execution Date (the “AT3 License Terms”); and

WHEREAS, the Parties have agreed to revised terms and conditions for the Collaboration Agreement, as set forth herein, pursuant to which the Parties will: (i) cease further Development and Commercialization of the Excluded TTR Products (as defined below) under the Regional License Terms and the Co-Co License Terms (each as defined in the Collaboration Agreement), as applicable to such Excluded TTR Products, except as and to the extent such terms and conditions are expressly incorporated by reference into the Exclusive TTR License, (ii)  amend the terms and conditions of the Collaboration Agreement pertaining to the further Development and Commercialization of the AT3 Products (as defined below), so that the Master Agreement and the AT3 License Terms will control with respect to the Development and Commercialization of the AT3 Products (as defined below), (iii) terminate the co-Development/co-Commercialization rights as provided for in the Co-Co License Terms (as defined in the Collaboration Agreement) and (iv) confirm the continued effectiveness of certain Regional Options (as set forth and defined in the Master Agreement) and of Genzyme’s remaining Global Option (as defined in the Master Agreement), all as of the Effective Date.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, the Parties hereby agree as follows:

1.AMENDMENT OF COLLABORATION AGREEMENT

1.1.Amendment of Terms.  As of the Effective Date, this Collaboration Amendment shall amend the Collaboration Agreement.  As of the Effective Date, the Collaboration Agreement, as amended by this Collaboration Amendment, shall consist solely of: (a) the Master Agreement; (b) the Regional License Terms as amended hereby (the “Regional Amended License Terms”); (c) the Global License Terms as amended hereby (the “Global Amended License Terms”); (d) the AT3 License Terms, (e) the Co-Co License Terms, but solely as and to the extent such Co-Co License Terms are incorporated by reference into the Exclusive TTR License or the AT3 License Terms and (f) the schedules attached to each of the foregoing (together, the “Amended Collaboration Agreement”).

1.2.Amendment of Terms Pertaining to TTR.  As of the Effective Date, notwithstanding anything to the contrary in the Amended Collaboration Agreement, any and all current and future Alnylam Programs to Develop or Commercialize, or otherwise to exploit by any means and in any field, any and all siRNAs targeting TTR shall be, and hereby are, deemed to be entirely excluded from the scope of the Collaboration and the Amended Collaboration Agreement (including the Regional Amended License Terms and the Co-Co License Terms), except as and to the extent such terms and conditions are expressly incorporated by reference into the Exclusive TTR License, and shall be governed by the Exclusive TTR License.  Without

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Amendment Agreement

limiting the generality of the foregoing, as of the Effective Date, any and all current and future products comprising any and all siRNAs targeting TTR, including ALN-TTR02, ALN-TTRsc, ALN-TTRsc02 and any Back-Up Products (as defined in the Exclusive TTR License), are hereby entirely excluded from the defined term “Collaboration Products” under the Amended Collaboration Agreement (collectively, the “Excluded TTR Products”).

1.3.Amendment of Terms Pertaining to AT3.  As of the Effective Date, notwithstanding anything to the contrary in the Amended Collaboration Agreement, any and all current and future Alnylam Programs to Develop or Commercialize, or otherwise to exploit by any means and in any field, any and all siRNAs targeting AT3 shall be, and hereby are, deemed to remain within the scope of the Collaboration and the Amended Collaboration Agreement, but shall be governed by the Master Agreement and the AT3 License Terms (and no other License Terms, except as and to the extent incorporated therein by reference).  Without limiting the generality of the foregoing, as of the Effective Date, ALN-AT3 and any Back-Up Products (as defined in the AT3 License Terms), are hereby included within the defined term “Collaboration Products” under the Amended Collaboration Agreement (collectively, the “AT3 Products”).  For avoidance of doubt, each Party shall remain responsible for all costs and expenses incurred in connection with ALN-AT3 prior to the Effective Date as provided for under the Master Agreement and the Co-Co License Terms with ALN-AT3 constituting a Co-Co Licensed Product solely for such limited purpose, subject to Section 2.2.2 of the AT3 License Terms.

1.4.Deletion of Terms Pertaining to Co-Co License Terms (and related Options).  As of the Effective Date, the Collaboration is hereby amended to terminate any and all Co-Co Licensed Products, including by deleting the Co-Co License Terms in their entirety and any and all other rights and obligations under the Amended Collaboration Agreement relating thereto, except as and to the extent such Co-Co License Terms are otherwise incorporated by reference in the Amended Collaboration Agreement, including the Exclusive  TTR License and the AT3 License Terms, or otherwise govern the Parties performance of certain Execution Activities (as defined and conducted under the AT3 License Terms).

1.5.Confirmation of Remaining Options.  The Parties hereby acknowledge and agree that (i) the Additional Global Option is terminated and one (1) Global Option remains in full force and effect as of the Execution Date and (ii) certain Regional Options, as further described in the Collaboration Agreement, remain in full force and effect as of the Effective Date.

2.COMMERCIALLY REASONABLE EFFORTS; COOPERATION.

2.1.Effective Date.  As promptly as practicable, but not later than the [***] day following the Execution Date, each of Genzyme and Alnylam shall make or cause to be made any necessary or appropriate notification filings under the Hart-Scott-Rodino Act of 1976, as

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Amendment Agreement

amended (the “HSR Act”), in connection with the AT3 License Terms or Exclusive TTR License.  Each party shall be responsible for its own costs and expenses associated with the HSR Act notifications and filings, and the Acquiring Person, as defined under the HSR Act, shall pay the applicable premerger filing fee.  Each Party shall use its commercially reasonable efforts to obtain the expiration or termination of the applicable waiting period under the HSR Act at the earliest possible date after the date of filing.  The “Effective Date” shall be the last date on which any applicable waiting period under the HSR Act with respect to any notification filings contemplated by this Section 2.1 expires or is terminated early.

2.2.Cooperation.  Each of Genzyme and Alnylam will (i) reasonably cooperate with each other in connection with any investigation or other inquiry relating to the transactions contemplated by this Collaboration Amendment, the Exclusive  TTR License and the AT3 License Terms (collectively, the “Transaction Agreements”); (ii) reasonably keep the other Party or its counsel informed of any communication received by such Party from, or given by such Party to, the United States Federal Trade Commission (“FTC”) or Department of Justice Antitrust Division (“DOJ”) or any other Governmental Entity and of any communication received or given in connection with any proceeding by a private party, in each case regarding the transactions contemplated by the Transaction Agreements; (iii) promptly respond to any inquiries or requests received from FTC or DOJ for additional information or documentation; (iv) reasonably consult with each other in advance of any meeting or conference with the FTC, the DOJ or any other Governmental Entity, and to the extent permitted by the FTC, the DOJ or such other Governmental Entity and reasonably determined by such Party to be appropriate under the circumstances, give the other Party or its counsel the opportunity to attend and participate in such meetings and conferences; and (v) permit the other Party or its counsel to the extent reasonably practicable to review in advance, and in good faith consider the views of the other Party or its counsel concerning, any submission, filing or communication (and documents submitted therewith) intended to be given by it to the FTC, the DOJ or any other Governmental Entity.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Amendment Agreement

2.3.No HSR Act Undertakings.  Notwithstanding anything to the contrary in this Agreement, this Section 2 and the term “commercially reasonable efforts” do not require either Party to [***].

2.4.No Effect.  At the election of either Party, immediately upon notice to the other Party, this Collaboration Amendment will become null and void and have no further force or effect (i) in the event that the FTC or DOJ obtains a preliminary injunction against the Parties to enjoin the transactions contemplated by either or both of the AT3 License Terms or Exclusive TTR License, or (ii) in the event any applicable waiting period or periods under the HSR Act with respect to any notification filings contemplated by Section 2.1 of this Agreement shall not have expired or been terminated prior to [***] days after the effective date of any of such HSR Act filings.

3.MISCELLANEOUS.

3.1.No Other Amendments.  Except as expressly set forth in this Collaboration Amendment, all of the terms and conditions of the Collaboration Agreement shall remain unchanged and are ratified and confirmed in all respects and remain in full force and effect.

3.2.Entire Agreement.  This Collaboration Amendment, the Exclusive TTR License and the AT3 License Terms constitute the entire agreement between the Parties regarding the subject matter hereof.

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Amendment Agreement

3.3.Counterparts.  This Collaboration Amendment may be executed in two or more counterparts, including by facsimile or PDF signature pages, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

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CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.

Amendment Agreement

IN WITNESS WHEREOF, the Parties have executed this Agreement as of the Execution Date.

GENZYME CORPORATION	ALNYLAM PHARMACEUTICALS, INC.
BY:/s/ William J. Sibold_______________ NAME: William J. Sibold______________ TITLE: CEO of Genzyme Corporation____	BY:/s/ John M. Maraganore__________ NAME: John M. Maraganore, Ph.D. TITLE: Chief Executive Officer

Signature Page to Amendment Agreement

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT WERE OMITTED AND REPLACED WITH “[***]”. A COMPLETE VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECRETARY OF THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO AN APPLICATION REQUESTING CONFIDENTIAL TREATMENT UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934.